EXHIBIT 23.3
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                         CONSENT OF INDEPENDENT AUDITORS


                  We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Old National Bancorp of our report dated January 28, 2000 relating to the financial statements of ANB Corporation appearing in Old National Bancorp's Current Report on Form 8-K filed April 19, 2000.


/s/ BKD, LLP
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BKD, LLP
Indianapolis, Indiana
December 18, 2002